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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported) April 14, 1999

                         J.P. MORGAN & CO. INCORPORATED
             (Exact name of registrant as specified in its charter)

           DELAWARE                     1-5885                  13-2625764
    (State or other juris-            (Commission              (IRS Employer
  diction of incorporation)           File Number)           Identification No.)

   60 WALL STREET, NEW YORK, NEW YORK                        10260-0060
(Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (212) 483-2323


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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

      On April 14, 1999, the Registrant issued a press release announcing its earnings for the three-month period ended March 31, 1999. A copy of such press release is filed herein as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a) Financial Statements

            NONE.

      (b) Pro Forma Financial Information

            NONE.

      (c) Exhibits

            12. Statment re computation of ratios.

            99. Copy of press release of J.P. Morgan & Co. Incorporated dated
                April 14, 1999.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        J.P. MORGAN & CO. INCORPORATED
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                                        (REGISTRANT)


                                        /s/ Grace B. Vogel
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                                        NAME:  Grace B. Vogel
                                        TITLE: Chief Accounting Officer

DATE: April 14, 1999